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Exhibit 99.1


NEWS RELEASE                                                 [FLAG TELECOM LOGO]

CONTACTS
FLAG Telecom                           Brunswick
David Morales, VP, Corp. Finance       Jonathan Glass
(+44 20 7317 0837)
dmorales@flagtelecom.com               (+44 20 7404 5959)
                                       Tim Payne
                                       (+1 212 333 3810)

                                       Sloane & Company
                                       CHARLES SOUTHWORTH
                                       (+1 212 446 1892)
                                       csouthworth@sloanepr.com


                FLAG TELECOM FILES FOR VOLUNTARY PETITION
                         FOR BANKRUPTCY UNDER CHAPTER 11

BERMUDA, APRIL 12, 2002, FLAG Telecom (Nasdaq: FTHL; LSE: FTL) announced today that it has filed a voluntary petition (the "Petition") under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York. Certain subsidiaries of the company have also filed voluntary petitions under Chapter 11.

This action was taken after the Board of Directors authorized the filing of the Petition by unanimous vote. The Board's action was taken following the acceleration of the bank debt of FLAG Atlantic Ltd by the syndicate of banks which are its lenders, which constituted a cross-default under the company's indenture for its outstanding senior notes.

As announced yesterday, the Board of Directors has authorized FLAG Telecom's management and advisors to negotiate with certain creditors, including representatives of the FLAG Telecom Atlantic Bank Group, holders of its various Senior Notes, and significant trade creditors, regarding a comprehensive financial restructuring. FLAG Telecom will attempt to reach agreement with these representatives regarding the material terms of a financial restructuring in the coming weeks. If and when such an agreement is reached, a plan of reorganization will be filed with the court, and, when approved, will allow the company to emerge from Chapter 11 with a deleveraged balance sheet and a strong operational base.

ABOUT FLAG TELECOM
FLAG Telecom is a leading global network services provider and independent carriers' carrier providing an innovative range of products and services to the international carrier community, ASPs and ISPs across an international network platform designed to support the next generation of IP over optical data networks. FLAG Telecom has the following cable systems in operation or under development: FLAG Europe-Asia, FLAG Atlantic-1

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and FLAG North Asian Loop. Recent news releases and information are on FLAG
Telecom's website at www.flagtelecom.com.

                                     # # #

FORWARD-LOOKING STATEMENTS
STATEMENTS CONTAINED IN THIS PRESS RELEASE THAT ARE NOT HISTORICAL FACTS MAY BE 'FORWARD-LOOKING' STATEMENTS AS THE TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. TO IDENTIFY THESE FORWARD-LOOKING STATEMENTS, LOOK FOR WORDS LIKE 'BELIEVES,' 'EXPECTS,' 'MAY,' 'WILL,' 'SHOULD,' 'SEEKS,' 'INTENDS,' 'PLANS,' 'PROJECTS,' 'ESTIMATES' OR 'ANTICIPATES' AND SIMILAR WORDS AND PHRASES. THESE, AND ALL FORWARD-LOOKING STATEMENTS, ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND NECESSARILY ARE SUBJECT TO RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CURRENTLY ANTICIPATED DUE TO A NUMBER OF FACTORS WHICH INCLUDE, BUT ARE NOT LIMITED TO: OUR ABILITY TO ACHIEVE REVENUES FROM PRODUCTS AND SERVICES THAT ARE IN THE EARLY STAGES OF DEVELOPMENT OR OPERATION; OUR COMPLETION OF FLAG NORTH ASIAN LOOP WITHIN BUDGET AND ON TIME; OUR ABILITY TO DEPLOY SOPHISTICATED TECHNOLOGIES ON A GLOBAL BASIS; OUR ABILITY TO UPGRADE AND EXPAND OUR NETWORK AND RESPOND TO CUSTOMER DEMANDS AND INDUSTRY CHANGES; REGULATORY ENACTMENTS AND CHANGES; CHANGES IN INTERPRETATION OF US GAAP; COMPETITION AND PRICING PRESSURE; RAPID TECHNOLOGICAL CHANGE; ADVERSE ECONOMIC OR POLITICAL EVENTS; THE ONGOING WAR ON TERRORISM; RISKS OF INTERNATIONAL BUSINESS; UNCERTAINTY REGARDING THE COLLECTIBILITY OF RECEIVABLES AND INSOLVENCY OF COUNTERPARTIES TO IRUS; RISKS ASSOCIATED WITH DEBT SERVICE REQUIREMENTS AND INTEREST RATE FLUCTUATIONS; AND OUR FINANCIAL LEVERAGE. MORE DETAILED INFORMATION ABOUT THESE RISKS IS CONTAINED IN OUR FILINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. WE CAUTION READERS NOT TO RELY ON FORWARD-LOOKING STATEMENTS, AND WE DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.